                                                                    Exhibit 10.5

                                                            BLAKE DAWSON WALDRON
                                                                  LAWYERS



                             GUARANTEE AND INDEMNITY

                             MARSHALL EDWARDS, INC.

                          MARSHALL EDWARDS PTY LIMITED

                                 NOVOGEN LIMITED

                               ABN 37 063 259 754

                          NOVOGEN RESEARCH PTY LIMITED

                               ABN 87 060 202 931

                        NOVOGEN LABORATORIES PTY LIMITED

                               ABN 42 002 489 947


1-LO/200637.3


                              Level 41
                     225 George Street
                     SYDNEY  NSW  2000
            Telephone: +61 2 9258 6000
                  Fax: +61 2 9258 6999     [EXECUTION DATE]
                                           REF:  SJD.BLM.02-1308-9508

                          (C) BLAKE DAWSON WALDRON 2002

                                    CONTENTS

1.    INTERPRETATION ................................................     1

      1.1   Definitions .............................................     1
      1.2   Rules for interpreting this document ....................     4
      1.3   Multiple parties ........................................     5

2.    GUARANTEE .....................................................     5

      2.1   Consideration ...........................................     5
      2.2   Obligations guaranteed ..................................     5
      2.3   Consequences of defaults ................................     5
      2.4   Nature of obligations and enforcement ...................     6
      2.5   Preservation of obligations .............................     6
      2.6   Continuity ..............................................     8
      2.7   Limitations on Guarantor Party's rights .................     9
      2.8   No marshalling ..........................................     9
      2.9   Effect of Insolvency Event ..............................    10
      2.10  Guarantee Parties not liable ............................    11

3.    INDEMNITY IN RESPECT OF THE GUARANTEED OBLIGATIONS ............    11

      3.1   Indemnity ...............................................    11
      3.2   Application of the indemnity ............................    11

4.    DEFAULT INTEREST ..............................................    11

      4.1   Guarantor party must pay interest .......................    11
      4.2   Interest after judgment .................................    12
      4.3   Accrual and calculation of interest .....................    12

5.    PAYMENTS ......................................................    12

      5.1   How payments must be made ...............................    12
      5.2   Deductions and withholdings .............................    12

6.    REPRESENTATIONS AND WARRANTIES ................................    13

      6.1   Representations and warranties ..........................    13
      6.2   Reliance on representations and warranties ..............    14
      6.3   Novogen Companies have no duty to disclose ..............    14

7.    UNDERTAKINGS ..................................................    14


8.    GENERAL INDEMNITY .............................................    15


9.    NOTICES .......................................................    15

10.   AMENDMENT AND ASSIGNMENT ......................................    16

      10.1  Amendment ...............................................    16
      10.2  Assignment ..............................................    16

11.   GENERAL .......................................................    16

      11.1  Governing law ...........................................    16
      11.2  Giving effect to this document ..........................    17
      11.3  Waiver of rights ........................................    17
      11.4  Operation of this document ..............................    17
      11.5  Operation of indemnities ................................    17
      11.6  Statements by the Guarantee Parties .....................    18
      11.7  Counterparts ............................................    18


                                                                             ii.

                             GUARANTEE AND INDEMNITY

DATE 16 MAY 2002

PARTIES

      MARSHALL EDWARDS, INC., a company incorporated under the laws of Delaware, United States of America, c/- The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, USA ("MEI")

      MARSHALL EDWARDS PTY LIMITED CAN 099 665 675 whose registered office is situated at 140 Wicks Road, North Ryde, NSW 2113, Australia ("MEPL")

      NOVOGEN LIMITED ABN 37 063 259 754 ("NOVOGEN LIMITED")

      NOVOGEN RESEARCH PTY LIMITED ABN 87 060 202 931 ("NOVOGEN RESEARCH")

      NOVOGEN LABORATORIES PTY LIMITED ABN 42 002 489 947 ("NOVOGEN
      LABORATORIES")

RECITAL

MEI considers that it will benefit commercially by entering into this document.

OPERATIVE PROVISIONS

1.    INTERPRETATION

1.1   DEFINITIONS

      The following definitions apply in this document.

      "AUTHORISATION" means:

      (a) an authorisation, consent, declaration, exemption, notarisation or waiver, however it is described; and

      (b) in relation to anything that could be prohibited or restricted by law if a Government Agency acts in any way within a specified period, the expiry of that period without that action being taken, including any renewal or amendment.

      "CORPORATIONS ACT" means the Corporations Act 2001 (Cth).

      "DEFAULT RATE" means, in relation to an amount which has not been paid to a party, a rate equal to the sum of that party's cost of funding the amount (if that party were to borrow that amount and as determined conclusively by that party) and 2% per annum.

      "ENCUMBRANCE" means a mortgage, charge, pledge, lien, hypothecation or title retention arrangement, a right of set-off or right to withhold payment of a deposit or other money, a notice under section 255 of the Income Tax Assessment Act 1936 (Cth), section 260-5 in schedule 1 to the Taxation Administration Act 1953 (Cth) or any similar legislation, or an easement, restrictive covenant, caveat or similar restriction over property, or an agreement to create any of them or to allow any of them to exist.

      "GUARANTEE" means a guarantee, indemnity, letter of credit, performance bond, acceptance or endorsement, or other undertaking or obligation:

      (a) to provide funds (including by the purchase of property), or otherwise to make property available, in or to enable payment or discharge of;

      (b)   to indemnify against the consequences of default in the payment of;
            or

      (c)   otherwise to be responsible for,

      an obligation (whether or not it involves the payment of money), or otherwise to be responsible for the solvency or financial condition, of any other person.

      "GUARANTEED MONEY" means:

      (a) all amounts (including damages) that are payable, owing but not payable, or that otherwise remain unpaid by MEPL to Novogen Research on any account at any time under or in connection with the Licence Agreement or any transaction contemplated by the Licence Agreement;

      (b) all amounts (including damages) that are payable, owing but not payable, or that otherwise remain unpaid by MEPL to Novogen Laboratories on any account at any time under or in connection with the Manufacturing Licence and Supply Agreement or any transaction contemplated by the Manufacturing Licence and Supply Agreement, and

      (c) all amounts (including damages) that are payable, owing but not payable, or that otherwise remain unpaid by MEPL to Novogen Limited on any account at any time under or in connection with the Services Agreement or any transaction contemplated by the Services Agreement, whether:

      (d)   present or future, actual or contingent;

      (e)   incurred alone, jointly, severally or jointly and severally;

      (f) MEPL is liable on its own account or the account of, or as surety for, another person and without regard to the capacity in which MEPL is liable;

      (g)   due to the Novogen Companies alone or with another person;

      (h) arising from a banker and customer relationship or any other relationship;

      (i) originally contemplated by MEI, MEPL or the Novogen Companies or not; and

      (j) the Novogen Companies are the original party in whose favour the undertakings in this document, the Licence Agreement or the Manufacturing Licence and


                                                                              2.

            Supply Agreement were given or an assignee and, if the Novogen Companies are assignee:

            (i) whether or not MEI or MEPL consented to or knew of the assignment;

            (ii)  no matter when the assignment occurred; and

            (iii) whether or not the entitlements of that original person were assigned with this document.

      "MEI GUARANTEED OBLIGATIONS" means the obligations of MEPL to pay the Guaranteed Money and all its other obligations:

      (a) to Novogen Research (monetary or non monetary, present or future, actual or contingent) arising under or in connection with the Licence Agreement;

      (b) to Novogen Laboratories (monetary or non monetary, present or future, actual or contingent) arising under or in connection with the Manufacturing Licence and Supply Agreement;

      (c) to Novogen Limited (monetary or non monetary, present or future, actual or contingent) arising under or in connection with the Services Agreement;

      "NOVOGEN GUARANTEED OBLIGATIONS" means the obligations of:

      (d) Novogen Research (monetary or non-monetary, present or future, actual or contingent) to MEPL arising under or in connection with the Licence Agreement;

      (e) Novogen Laboratories (monetary or non-monetary, present or future, actual or contingent) to MEPL arising under or in connection with the Manufacturing Licence and Supply Agreement; and

      "GUARANTEED OBLIGATIONS" means the MEI Guaranteed Obligations, and the Novogen Guaranteed Obligations collectively.

      "GUARANTEE PARTY" means the party in whose favour the Guarantor Party has granted the Guarantee pursuant to the terms of this document and "GUARANTEE PARTIES" shall be construed accordingly.

      "GUARANTOR PARTIES" means each of MEI and Novogen Limited and "GUARANTOR PARTY" means any one of them, as the case may be.

      "INSOLVENCY EVENT" means, for a person, being in liquidation or provisional liquidation or under administration, having a controller (as defined in the Corporations Act) or analogous person appointed to it or any of its property, being taken under section 459F(1) of the Corporations Act to have failed to comply with a statutory demand, being unable to pay its debts or otherwise insolvent, dying, ceasing to be of full legal capacity or otherwise becoming incapable of managing its own affairs for any reason, taking any step that could result in the person becoming an insolvent under administration (as defined in section 9 of the Corporations Act), entering into a compromise or arrangement with, or assignment for


                                                                              3.

      the benefit of, any of its members or creditors, or any analogous event, otherwise than in the course of a re-organisation, reconstruction, amalgamation or merger.

      "LICENCE AGREEMENT" means the document of that title between Novogen Research and MEPL, dated on or about the date of this document.

      "MANUFACTURING LICENCE AND SUPPLY AGREEMENT" means the agreement of that title between MEPL and Novogen Laboratories dated on or about the date of this document.

      "MEPL" means Marshall Edwards Pty Limited.

      "NOVOGEN COMPANIES" means each of Novogen Research, Novogen
      Laboratories and Novogen Limited.

      "NOVOGEN SUBSIDIARIES" means each of Novogen Research and Novogen Laboratories.

      "SERVICES AGREEMENT" means the document of that title between Novogen Limited, MEI and MEPL dated on or about the date of this document.

      "TAX" means a tax, levy, duty, charge, deduction or withholding, however it is described, that is imposed by law or by a Government Agency, together with any related interest, penalty, fine or other charge, other than one that is imposed on net income in any jurisdiction.

1.2   RULES FOR INTERPRETING THIS DOCUMENT

      Headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this document, except where the context makes it clear that a rule is not intended to apply.

      (a)   A reference to:

            (i) legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

            (ii) a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

            (iii) a party to this document or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

            (iv) a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

            (v) anything (including a right, obligation or concept) includes each part of it.

      (b)   A singular word includes the plural, and vice versa.


                                                                              4.

      (c)   A word which suggests one gender includes the other genders.

      (d) If a word is defined, another part of speech has a corresponding meaning.

      (e) If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

      (f) The word "AGREEMENT" includes an undertaking or other binding arrangement or understanding, whether or not in writing.

1.3   MULTIPLE PARTIES

      If a party to this document is made up of more than one person, or a term is used in this document to refer to more than one party:

      (a)   an obligation of those persons is joint and several;

      (b)   a right of those persons is held by each of them severally; and

      (c) any other reference to that party or term is a reference to each of those persons separately, so that (for example) a representation, warranty or undertaking is given by each of them separately.

2.    GUARANTEE

2.1   CONSIDERATION

      Each Guarantor Party acknowledges that it has received valuable consideration for entering into this document.

2.2   OBLIGATIONS GUARANTEED

      MEI guarantees to the Novogen Companies the due and punctual:

      (a)   payment by MEPL of the Guaranteed Money; and

      (b)   performance by MEPL of the MEI Guaranteed Obligations.

      Novogen Limited guarantees to MEPL the due and punctual:

      (c) performance by the Novogen Subsidiaries of the Novogen Guaranteed Obligations.

2.3   CONSEQUENCES OF DEFAULTS

      (a) If MEPL defaults in the due and punctual payment of any Guaranteed Money, MEI must pay that money on demand to, or as directed by, the Novogen Companies.


                                                                              5.

      (b) If MEPL defaults in the due and punctual performance of any MEI Guaranteed Obligation, MEI:

            (i) must indemnify the Novogen Companies against all losses, liabilities and expenses (including legal expenses on a full indemnity basis) that the Novogen Companies incur (directly or indirectly) as a result of that default; and

            (ii) must pay the amount of those losses, liabilities and expenses on demand to, or as directed by, the Novogen Companies.

      (c) if any of the Novogen Subsidiaries defaults in the due and punctual performance of any Novogen Guaranteed Obligation, Novogen Limited:

            (i) must indemnify MEPL against all losses, liabilities and expenses (including legal expenses on a full indemnity basis) that MEPL incurs (directly or indirectly) as a result of that default; and

            (ii) must pay the amount of those losses, liabilities and expenses on demand to, or as directed by MEPL.

2.4   NATURE OF OBLIGATIONS AND ENFORCEMENT

      Each Guarantor Party's obligations in this document:

      (a) are principal obligations, and not ancillary or collateral to any other right or obligation; and

      (b) may be enforced against the Guarantor Parties without the Guarantee Parties first being required to:

            (i)   exhaust any remedy they may have against the Guarantor
                  Parties;

            (ii) enforce any security they may hold relating to the Guaranteed Obligations.

2.5   PRESERVATION OF OBLIGATIONS

      Each Guarantor Party's obligations in this document are absolute, unconditional and irrevocable. The liability of each Guarantor Party under this document extends to and is not affected by any circumstance, act or omission which, but for this clause 2.5, might otherwise affect it at law or in equity including:

      (a)   the grant of any time, waiver or other indulgence or concession;

      (b) the discharge or release of MEPL, MEI, the Novogen Subsidiaries or any other person;

      (c) any transaction or arrangement that may take place between MEPL, MEI the Novogen Companies, or any other person;


                                                                              6.

      (d) the occurrence of an Insolvency Event in relation to MEPL, MEI, the Novogen Subsidiaries or any other person;

      (e) the Guarantee Parties or any other person dealing or not dealing in any way with any other Guarantee, Encumbrance, document or agreement;

      (f)   the Guarantee Parties or any other person:

            (i) exercising or not exercising any other Guarantee or Encumbrance or any right or remedy conferred on them by law or in equity or by any document or agreement; or

            (ii) not recovering any money owing by MEPL or by the Novogen Subsidiaries, as the case may be;

      (g) any variation (including a variation which increases, or extends the duration of, the Guaranteed Money or the Guaranteed Obligations), replacement, extinguishment, unenforceability, failure, loss, abandonment or transfer of any document or agreement relating to the Guaranteed Obligations (including this document and any other Guarantee or Encumbrance held by the Guarantee Parties from any person at any time);

      (h) the Guaranteed Obligations or the obligations of MEI or Novogen Limited or any other person under this document or any other document or agreement relating to the Guaranteed Obligations or this document (including any other Guarantee or Encumbrance) being or becoming illegal, void, voidable, unenforceable or disclaimed by a liquidator or trustee for creditors or in bankruptcy;

      (i) the Novogen Companies not giving MEI notice of any default by MEPL or any other person;

      (j) MEPL not giving Novogen Limited notice of any default by the Novogen Subsidiaries or any other person;

      (k) the Guarantee Parties not disclosing any information to the Guarantor Parties;

      (l) any representation made or information given by the Guarantee Parties to the Guarantor Parties;

      (m) any change in the legal capacity, rights or obligations of, or other circumstance related to MEPL, MEI, the Novogen Companies or any other person;

      (n) any legal limitation, disability, incapacity or other circumstance related to MEPL, MEI, the Novogen Companies or any other person;

      (o) any invalidity or irregularity in the execution of this document or any deficiency in the powers of MEPL or MEI or the Novogen Companies;

      (p) any assignment by the Novogen Companies, with or without the knowledge of MEPL or MEI; or any assignment by MEPL with or without the knowledge of the Novogen Companies;


                                                                              7.

      (q) any obligation of MEPL or the Novogen Subsidiaries being discharged by operation of law;

      (r) any person who was intended to be bound as a guarantor or surety in relation to the Guaranteed Obligations not becoming bound or ceasing to be bound;

      (s) any laches, acquiescence, delay, act, omission or mistake on the part of, or suffered by, the Novogen Companies or by MEPL or by MEI or by any other person, in relation to this document or any other Guarantee, Encumbrance, document or agreement;

      (t) the receipt by the Novogen Companies or any other person of any dividend or money after an Insolvency Event in relation to MEPL, MEI or any other person;

      (u) the receipt by MEPL, MEI or any other person of any dividend or money after an Insolvency Event in relation to the Novogen Companies or any other person;

      (v) any judgment or right which the Novogen Companies may have or exercise against MEPL, MEI or any other person;

      (w) any judgment or right which MEPL or MEI may have or exercise against the Novogen Companies or any other person;

      (x) the opening or operation of a new account by MEPL with the Novogen Companies or any other person or the opening or operation of a new account by the Novogen Companies with MEPL or any other person;

      (y) the amendment of the constitution, trust deed or other constituent document of MEPL or MEI or the Novogen Companies;

      (z) if MEPL or MEI or any of the Novogen Companies is a member of a partnership, firm, joint venture or association, any change in the structure, membership, name or business of that partnership, firm, joint venture or association;

      (aa) if MEPL or MEI or any of the Novogen Companies is a trustee of a trust, any breach or variation of the terms of that trust; or

      (bb) if MEI is a director or shareholder of MEPL, any change in that directorship or shareholding or if Novogen Limited is a director or shareholder of the Novogen Subsidiaries, any change in that directorship or shareholding.

2.6   CONTINUITY

      This document is a continuing security, and remains in full force until the Guaranteed Obligations have been irrevocably paid and performed in full despite any transaction or other thing (including a settlement of account or intervening payment).


                                                                              8.

2.7   LIMITATIONS ON GUARANTOR PARTY'S RIGHTS

      Until the Guaranteed Obligations have been irrevocably paid and performed in full, each Guarantor Party may not:

      (a) in the case of MEI, share in any Guarantee, Encumbrance or money received or receivable by the Novogen Companies in relation to the MEI Guaranteed Obligations, or stand in the place of the Novogen Companies in relation to any Guarantee, Encumbrance or right to receive money;

      (b) in the case of Novogen Limited, share in any Guarantee, Encumbrance or money received or receivable by MEI and/or MEPL in relation to the Novogen Guaranteed Obligations, or stand in the place of MEI and/or MEPL in relation to any Guarantee, Encumbrance or right to receive money;

      (c) in the case of MEI, take any steps to enforce a right or claim against MEPL relating to any money paid by MEI to the Novogen Companies under this document;

      (d) in the case of Novogen Limited, take any steps to enforce a right or claim against the Novogen Subsidiaries relating to any money paid by Novogen Limited to MEI under this document;

      (e) in the case of MEI, have or exercise any rights as surety in competition with the Novogen Companies;

      (f) in the case of Novogen Limited, have or exercise any rights as surely in competition with MEPL;

      (g) receive, claim or have the benefit of any payment (including a payment under a Guarantee), distribution or Encumbrance from or on account of any person;

      (h) in reduction of its liability under this document, raise a defence, set off or counterclaim available to itself, or a co-surety or co-indemnifier against the Guarantee Parties or claim a set off or make a counterclaim against the Guarantee Parties; or

      (i) claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of any agreement or document to which the Guarantee Parties are a party.

2.8   NO MARSHALLING

      The Guarantee Parties are not under any obligation to marshal or appropriate in favour of the Guarantor Parties or to exercise, apply, perfect or recover any Encumbrance that the Guarantee Parties hold at any time or any funds or property that the Guarantee Parties may be entitled to receive or have a claim on.


                                                                              9.

2.9   EFFECT OF INSOLVENCY EVENT

      (a) If MEPL is wound up or bankrupted, MEI irrevocably authorises the Novogen Companies and if the Novogen Subsidiaries are wound up or bankrupted, Novogen Limited irrevocably authorises MEI, to:

            (i) prove for all money that the Guarantee Party has paid under this document; and

            (ii) retain and carry to a suspense account and appropriate at the Guarantee Parties' discretion any dividends and other money received in relation to the Guaranteed Money,

            until the Guaranteed Obligations have been irrevocably paid and performed in full. The Guarantee Parties are not obliged to do this.

      (b) If an Insolvency Event has occurred in relation to MEPL or MEI or the Novogen Companies, any amount paid by MEPL or MEI or the Novogen Companies (as the case may be) within the preceding 6 months (the "RELEVANT PAYMENT") will only be applied against any Guaranteed Obligations if:

            (i) The relevant Guarantee Party forms the opinion in good faith (which will be conclusively binding on the Guarantor Party) that it will not be required to pay the relevant payment to any person under any law relating to bankruptcy, winding up or the protection of creditors; or

            (ii) a final judgment is given by a court of competent jurisdiction in favour of the Guarantee Party that it is not required to pay the relevant payment to any person under any law relating to bankruptcy, winding up or the protection of creditors.

      (c) If an amount is applied against any Guaranteed Obligations and the Guarantee Party forms the opinion in good faith that it is obliged to pay the relevant payment to any person under any law relating to bankruptcy, winding up or the protection of creditors:

            (i) the Guarantee Party's rights are to be reinstated and will be the same in relation to that amount as if the application, or the payment or transaction giving rise to it, had not been made; and

            (ii) the Guarantor Party must immediately do anything (including the signing of documents) required by the relevant Guarantee Party to restore to the Guarantee Party any Guarantee or Encumbrance to which it was entitled immediately before that application or the payment or transaction giving rise to it.

      (d) Any discharge or release between a Guarantee Party and a Guarantor Party is subject to reinstatement of the Guarantee Party's rights under this subclause.


                                                                             10.

2.10  GUARANTEE PARTIES NOT LIABLE

      The Guarantee Parties are not liable for any loss suffered by the Guarantor Parties as a direct or indirect result of:

      (a) the Guarantee Parties' exercise or attempted exercise of, or failure to exercise, any of their rights contained in this document; or

      (b) any release or dealing with any other Guarantee or Encumbrance (including any prejudice to or loss of the Guarantee Parties' rights of subrogation).

3.    INDEMNITY IN RESPECT OF THE GUARANTEED OBLIGATIONS

3.1   INDEMNITY

      For the consideration mentioned in clause 2.1, the Guarantor Parties must unconditionally indemnify the Guarantee Parties against, and must pay the Guarantee Parties on demand the amount of, any loss that the Guarantee Parties may suffer because:

      (a)   the Guaranteed Obligations are unenforceable; or

      (b) in the case of the Novogen Companies, the Guaranteed Money is not recoverable from MEPL or is repaid or restored after it has been recovered,

      including the amount of any Guaranteed Money (or any money which, if recoverable, would have formed part of the Guaranteed Money) that is not or may not be recoverable.

3.2   APPLICATION OF THE INDEMNITY

      The indemnity in clause 3.1 extends to any money that is not recoverable:

      (a) because of any legal limitation, disability or incapacity of or affecting MEPL or the Novogen Subsidiaries (as the case may be) or any other person;

      (b) because any transaction relating to that money was void, illegal, voidable or unenforceable;

      (c) whether or not the Guarantee Parties knew or should have known any of the relevant matters or facts; and because of any fact or circumstance.

4.    DEFAULT INTEREST

4.1   GUARANTOR PARTY MUST PAY INTEREST

      (a) Each Guarantor Party must pay interest on each amount that is not paid when due from (and including) the day on which it falls due to (but excluding) the day on which it is paid in full, at the rate calculated in accordance with paragraph (b). This interest must be paid on demand.


                                                                             11.

      (b) Interest on an unpaid amount accrues each day at the Default Rate, and is capitalised (if not paid) every 7 days.

      (c) This subclause 4.1 does not affect each Guarantor Party's obligation to pay each amount under this document when it is due.

4.2   INTEREST AFTER JUDGMENT

      If a liability of a Guarantor Party becomes merged in a judgment or order, the Guarantor Party, as an independent obligation, must pay interest on the amount of that liability, from (and including) the date of the judgment or order until it is paid in full, at the higher of the rate that applies under the judgment or order and the rate calculated in accordance with clause 4.1.

4.3   ACCRUAL AND CALCULATION OF INTEREST

      Interest under this clause:

      (a)   accrues daily; and

      (b) is calculated on the basis of the actual number of days on which interest has accrued and of a 365 day year.

5.    PAYMENTS

5.1   HOW PAYMENTS MUST BE MADE

      (a) The Guarantor Parties must make each payment to the Guarantee Parties under this document by delivering an unendorsed bank cheque to the Guarantee Parties at the place, or by direct transfer of cleared funds to the credit of the account, that the Guarantee Parties nominate at least 1 Business Day before the payment is made.

      (b) The Guarantor Parties must make each payment to the Guarantee Parties under this document without any set-off or counterclaim and (to the extent permitted by law) free and clear of, and without deduction or withholding for or on account of, any Taxes.

5.2   DEDUCTIONS AND WITHHOLDINGS

      If at any time an applicable law obliges a Guarantor Party to make a deduction or withholding in respect of Taxes from a payment to a Guarantee Party under this document, the Guarantor Party must:

      (a) notify the Guarantee Party of the obligation promptly after the Guarantor Party becomes aware of it;

      (b) ensure that the deduction or withholding does not exceed the minimum amount required by law;


                                                                             12.

      (c) pay to the relevant Government Agency on time the full amount of the deduction or withholding and promptly deliver to the Guarantee Party a copy of any receipt, certificate or other proof of payment; and

      (d) indemnify the Guarantee Party against the deduction or withholding by paying to the Guarantee Party, at the time that the payment to the Guarantee Party is due, an additional amount that ensures that, after the deduction or withholding is made, the Guarantee Party receives a net sum equal to the sum that it would have received if the deduction or withholding had not been made.

6.    REPRESENTATIONS AND WARRANTIES

6.1   REPRESENTATIONS AND WARRANTIES

      MEI represents and warrants to the Novogen Companies that:

      (a) (STATUS) it is a company limited by shares incorporated under the laws of Delaware, United States of America;

      Novogen Limited represents and warrants to MEPL that

      (b) (STATUS) it is a company limited by shares incorporated under the laws of the Commonwealth of Australia;

      Each Guarantor Party represents and warrants that:

      (c)   (POWER) it has full legal capacity and power to:

            (i)   own its property and to carry on its business; and

            (ii) enter into this document and to carry out the transactions that this document contemplates;

      (d) (CORPORATE AUTHORITY) it has taken all corporate action that is necessary or desirable to authorise its entry into this document and its carrying out the transactions that this document contemplates;

      (e) (AUTHORISATIONS) it holds each Authorisation that is necessary or desirable to:

            (i) enable it to properly execute this document and to carry out the transactions that this document contemplates;

            (ii) ensure that this document is legal, valid, binding and admissible in evidence; or

            (iii) enable it to properly carry on its business,

            and it is complying with any conditions to which any of these Authorisations is subject;

      (f) (DOCUMENTS EFFECTIVE) this document constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms (except to the extent


                                                                             13.

            limited by equitable principles and laws affecting creditors' rights generally), subject to any necessary stamping or registration;

      (g) (RANKING) its payment obligations under this document rank at least equally with all its other unsecured and unsubordinated payment obligations (whether present or future, actual or contingent), other than obligations that are mandatorily preferred by law;

      (h) (NO CONTRAVENTION) neither its execution of this document nor the carrying out by it of the transactions that this document contemplates, does or will:

            (i) contravene any law to which it or any of its property is subject or any order of any Government Agency that is binding on it or any of its property;

            (ii)  contravene any Authorisation;

            (iii) contravene any undertaking or instrument binding on it or any of its property;

            (iv)  contravene its constitution; or

            (v) require it to make any payment or delivery in respect of any financial indebtedness before it would otherwise be obliged to do so;

      (i) (NO SECURITY) in the case of MEI, that it has not taken any Encumbrance from MEPL for or in consideration of assuming any of its obligations under this document and, in the case of Novogen Limited, that it has not taken any encumbrance from the Novogen Subsidiaries for or in consideration of assuming any of its obligations under this document.

6.2   RELIANCE ON REPRESENTATIONS AND WARRANTIES

      Each Guarantor Party acknowledges that the Guarantee Parties have executed this document and agreed to take part in the transactions that this document contemplates in reliance on the representations and warranties that are made in this clause.

6.3   NOVOGEN COMPANIES HAVE NO DUTY TO DISCLOSE

      Except as provided in this document, the Novogen Companies were not, before execution of this document by MEI, and are not in the future, liable to do anything (including disclosing any information to MEI) relating to MEPL's affairs or transactions with the Novogen Companies.

7.    UNDERTAKINGS

      MEI must:

      (a) (MAINTAIN STATUS) maintain its status as a company limited by shares under the laws of Delaware, United States of America;

      Novogen Limited must


                                                                             14.

      (b) maintain its status as a company limited by shares under the laws of the Commonwealth of Australia;

      Each Guarantor Party must:

      (c) (COMPLY WITH LAW) comply with, and ensure that each of its subsidiaries complies with, all applicable law including by paying when due all Taxes for which it or any of its property is assessed or liable (except to the extent that these are being diligently contested in good faith and by appropriate proceedings and it or the relevant subsidiary has made adequate reserves for them);

      (d) (HOLD AUTHORISATIONS) obtain and maintain each Authorisation that is necessary or desirable to:

            (i) execute this document and to carry out the transactions that this document contemplates;

            (ii) ensure that this document is legal, valid, binding and admissible in evidence; or

            (iii) enable it to properly carry on its business,

            and must comply with any conditions to which any of these Authorisations is subject;

      (e) (NO ADMINISTRATOR) not appoint, and ensure that none of its subsidiaries appoints, an administrator without notice to the Guarantee Parties; and

      (f) (NO SECURITY) in the case of MEI, not take any Encumbrance from MEPL and, in the case of Novogen Limited, not take any Encumbrance from the Novogen Subsidiaries, as the case may be, for or in consideration of assuming any of its obligations under this document.

8.    GENERAL INDEMNITY

      Each Guarantor Party must indemnify the Guarantee Parties against, and must pay the Guarantee Parties on demand the amount of, all losses, liabilities, expenses and Taxes incurred in connection with the administration, and any actual or attempted preservation or enforcement, of any rights under this document.

9.    NOTICES

      (a) A notice, consent or other communication under this document is only effective if it is in writing, signed and either left at the addressee's address or sent to the addressee by mail or fax. If it is sent by mail, it is taken to have been received 3 working days after it is posted. If it is sent by fax, it is taken to have been received when the addressee actually receives it in full and in legible form.


                                                                             15.

      (b) A person's address and fax number are those set out below, or as the person notifies the sender:

            MEI
            Address:          140 Wicks Road, North Ryde NSW 2113 AUSTRALIA
            Fax number:       Int + 612 9878 0055
            Attention:        President

            MEPL
            Address:          140 Wicks Road, North Ryde NSW 2113 AUSTRALIA
            Fax number:       Int + 612 9878 0055
            Attention:        Managing Director

            NOVOGEN RESEARCH
            Address:          140 Wicks Road, North Ryde NSW 2113 AUSTRALIA
            Fax number:       Int + 612 9878 0055
            Attention:        Managing Director

            NOVOGEN LABORATORIES
            Address:          140 Wicks Road, North Ryde NSW 2113 AUSTRALIA
            Fax number:       Int + 612 9878 0055
            Attention:        Managing Director

            NOVOGEN LIMITED
            Address:          140 Wicks Road, North Ryde NSW 2113 AUSTRALIA
            Fax number:       Int + 612 9878 0055
            Attention:        Managing Director

10.   AMENDMENT AND ASSIGNMENT

10.1  AMENDMENT

      This document can only be amended, supplemented, replaced or novated by another document signed by the parties.

10.2  ASSIGNMENT

      (a) Each Guarantor Party may only dispose of, declare a trust over or otherwise create an interest in its rights under this document with the consent of the relevant Guarantee Party.

11.   GENERAL

11.1  GOVERNING LAW

      (a)   This document is governed by the law in force in New South Wales.

      (b) Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in New South Wales, and any court that may hear appeals from any of


                                                                             16.

            those courts, for any proceedings in connection with this document, and waives any right it might have to claim that those courts are an inconvenient forum.

11.2  GIVING EFFECT TO THIS DOCUMENT

      Each Guarantor Party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that the relevant Guarantee Party may reasonably require to give full effect to this document.

11.3  WAIVER OF RIGHTS

      A right may only be waived in writing, signed by the Guarantee Parties, and:

      (a) no other conduct of the Guarantee Parties (including a failure to exercise, or delay in exercising, the right) operates as a waiver of the right or otherwise prevents the exercise of the right;

      (b) a waiver of a right on one or more occasions does not operate as a waiver of that right if it arises again; and

      (c) the exercise of a right does not prevent any further exercise of that right or of any other right.

11.4  OPERATION OF THIS DOCUMENT

      (a) This document contains the entire agreement between the parties about its subject matter. Any previous understanding, agreement, representation or warranty relating to that subject matter is replaced by this document and has no further effect.

      (b) Any right that the Guarantee Parties may have under this document is in addition to, and does not replace or limit, any other right that the Guarantee Parties may have.

      (c) Any provision of this document which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make this document enforceable, unless this would materially change the intended effect of this document.

11.5  OPERATION OF INDEMNITIES

      (a) Each indemnity in this document survives the expiry or termination of this document.

      (b) Each Guarantee Party may recover a payment under an indemnity in this document before it makes the payment in respect of which the indemnity is given.


                                                                             17.

11.6  STATEMENTS BY THE GUARANTEE PARTIES

      A statement by an authorised representative of the Guarantee Parties on any matter relating to this document (including any amount owing by the Guarantor Parties) is conclusive unless clearly wrong on its face.

11.7  COUNTERPARTS

      This document may be executed in counterparts.

EXECUTED as a deed.

EXECUTED by MARSHALL EDWARDS, INC.:

/s/ Christopher Naughton                    /s/ David Seaton
-----------------------------------         -----------------------------------
Signature of director                       Signature of director/secretary

Christopher Naughton                        David Seaton
-----------------------------------         -----------------------------------
Name                                        Name



EXECUTED by NOVOGEN RESEARCH PTY
LIMITED:

/s/ Christopher Naughton                    /s/ Ronald Erratt
-----------------------------------         -----------------------------------
Signature of director                       Signature of director/secretary

Christopher Naughton                        Ronald Erratt
-----------------------------------         -----------------------------------
Name                                        Name



EXECUTED by NOVOGEN LABORATORIES
PTY LIMITED:

/s/ Christopher Naughton                    /s/ Ronald Erratt
-----------------------------------         -----------------------------------
Signature of director                       Signature of director/secretary

Christopher Naughton                        Ronald Erratt
-----------------------------------         -----------------------------------
Name                                        Name


                                                                             18.

EXECUTED by MARSHALL EDWARDS PTY LTD

/s/  Chris Naughton                         /s/  David Seaton
-----------------------------------         -----------------------------------
Signature of director                       Signature of director/secretary

Chris Naughton                              David Seaton
-----------------------------------         -----------------------------------
Name                                        Name





EXECUTED by NOVOGEN LIMITED:

/s/  Chris Naughton                         /s/  Ronald Erratt
-----------------------------------         -----------------------------------
Signature of director                       Signature of director/secretary

Chris Naughton                              Ronald Erratt
-----------------------------------         -----------------------------------
Name                                        Name


                                                                             19.